UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2017

Commission File Number of depositor: 333-205943-01

Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-205943

Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact Name of Issuing Entity as Specified in Its Charter)

(Issuer of the Notes)

Commission File Number of sponsor: 333-205943-02

Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact Name of Sponsor as Specified in Its Charter)

	Delaware	45-5441359
	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

100 S. West Street, Office 120, Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On or about May 11, 2017, Barclays Dryrock Issuance Trust expects to issue Asset Backed Notes, Series 2017-1.

A copy of the opinions of DLA Piper LLP (US) with respect to legality of the Notes and federal tax matters, together with related consents of DLA Piper LLP (US) to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Item 9.01.

	(a)	Not applicable

	(b)	Not applicable

	(c)	Not applicable

	(d)	Exhibits: The following are filed as Exhibits to this Report:

Exhibit Number
5.1	Opinion of DLA Piper LLP (US) with respect to legality of the Notes.

8.1	Opinion of DLA Piper LLP (US) with respect to federal tax matters.

23.1	Consents of DLA Piper LLP (US) (included in its opinions filed as Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC, as depositor of Barclays Dryrock Issuance Trust

By:	/s/ Yasser Rezvi
Name: Yasser Rezvi Title: Vice President and Treasurer

May 11, 2017

EXHIBIT INDEX

Exhibit 5.1

Opinion of DLA Piper LLP (US) with respect to legality of the Notes.

Exhibit 8.1

Opinion of DLA Piper LLP (US) with respect to federal tax matters.

Exhibit 23.1

Consents of DLA Piper LLP (US) (included in its opinions filed as Exhibits 5.1 and 8.1).